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                                                                    EXHIBIT 99.1


         Video City Sells All Stores Outside California to Movie Gallery

BAKERSFIELD, Calif., Nov 14, 2002 -- On November 7, 2002, Video City, Inc. (OTC:
VDCY), a publicly held 40 store video retailer, sold its 19 properties outside California to Movie Gallery, Inc. (Nasdaq: MOVI). Terms of the transaction were not disclosed. Video City has 21 California locations remaining, and plans to focus on developing its business within the state of California.

For information: Rudy Patino of Video City, Inc., tel. 1-661-634-9171, or rudyp@videocity.com